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                                                                    THE HARTFORD






March 29, 2006


U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549


RE:      Company:  Hartford Life Global Funding Trust 2006-033
         '33 Act File Number: 333-112244-84

Dear Sirs:

The pricing supplement filed for the above Hartford Life Global Funding Trust 2006-033, on 24-MAR-2006/15:02 was filed under the incorrect SEC File Number and should be disregarded.

Sincerely,

/s/ Jonathan Mercier

Jonathan Mercier
Assistant Vice President and Counsel